Q3 Fiscal 2017 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Third Quarter Execution

Record consolidated and Service segment revenue

- Total consolidated revenue up 25% to record $37.8 million
- Total operating income increased 40% to $2.4 million
- Service segment revenue of $17.5 million, up 25%
- 31st consecutive quarter of YOY revenue growth in Service segment

Distribution performed well

- Segment sales up 25%: solid organic growth with our core and alternative energy customers, combined with incremental sales from the acquisition of Excalibur
- Expanded segment margins: higher sales, contributions from rentals and used equipment sales, and increased volume-related rebates

Strong growth platform

- Added capabilities and market reach from acquisitions create sales synergies and accelerate revenue growth
- Integrating acquisitions and capturing operational synergies expected to continue to drive margin expansion

Revenue

($ in millions)

Q3 Service Segment


$13.9
$17.5
Q3 FY 2016
Q3 FY 2017

Q3 Distribution Segment


$16.2
$20.4
Q3 FY 2016
Q3 FY 2017

Consolidated – Annual


6% CAGR*
$112.3
$118.5
$123.6
$122.2
$138.3
$40.7
$48.2
$51.8
$59.2
$69.1
$71.6
$70.3
$71.8
$63.0
$69.2
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017 TTM
Service
Distribution

- Solid organic revenue growth and acquisitions drove both segments
- 14% 4-year CAGR* for Service segment sales

FY 2013 – Q3 FY 2017 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Operating Income and Margin

($ in millions)

Q3 Service Segment



$0.8
$0.9
5.7%
5.4%
Q3 FY 2016
Q3 FY 2017

Consolidated – Annual

7% CAGR*



$5.9
$6.7
$6.8
$6.3
$7.6
$1.3
$2.4
$3.7
$4.2
$4.6
$4.6
$4.3
$3.1
$2.1
$2.9
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017 TTM
Service
Distribution

Q3 Distribution Segment



$0.9
$1.4
5.4%
6.9%
Q3 FY 2016
Q3 FY 2017

- Consolidated operating margin expanded 60 bps to 6.2%
- Distribution margin up 150 bps: higher volume, rental and used equipment business, and decreased G&A expense allocation
- Service margin down slightly due to increased G&A expense allocation

**FY 2013 – Q3 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q3 Service Segment


$1.5
11.0%
$2.1
11.8%
Q3 FY 2016
Q3 FY 2017

Q2 Distribution Segment


$1.1
6.9%
$1.8
9.0%
Q3 FY 2016
Q3 FY 2017

Consolidated – Annual


12% CAGR**
$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$13.8
$9.4
$4.4
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017 TTM
Service
Distribution

- Total Adjusted EBITDA* up 47%
  - Service up 35%
  - Distribution up 64%
- 32% 4-year CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2013 – Q3 FY 2017 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income

($ in millions)


Annual Net Income & Diluted EPS
$3.7
$4.0
$4.0
$4.1
$4.6
$0.49
$0.54
$0.57
$0.58
$0.64
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017 TTM


Quarterly Net Income & Diluted EPS
$1.1
$1.3
$0.15
$0.18
Q3 FY 2016
Q3 FY 2017

- 6% CAGR for net income *(FY 2013 – Q3 FY 2017 TTM)*
- Expect tax rate to range between 36.0% and 38.0% in fiscal 2017*

** FY 2017 tax rate guidance provided as of January 31, 2017*

Balance Sheet Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$26.2
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY 2017

- Financial flexibility
  - Strong cash generation
  - $12.9 million available from credit facility as of December 24, 2016
- FY 2017 CapEx
  - Assets for growing rental business
  - Lab capabilities/maintenance
  - Software/IT

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.0 - $5.5
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017*

Cash Flow from Operations


$5.2
$7.6
$4.4
$11.0
$7.5
FY 2013
FY 2014
FY 2015
FY 2016
Q3 FY17 TTM

** FY 2017 capital expenditure guidance provided as of January 31, 2017*

FY 2017 Outlook*

- Reaffirm solid organic growth in the Service segment
  - Gross and operating margins leverage to continue
  - Remain selective and disciplined in acquisition approach
- Optimistic Distribution segment performance will continue
  - Continue to expand high-margin rental and used equipment business
- Expect strong consolidated results in fiscal 2017
- Reaffirm CapEx spend of $5.0 million to $5.5 million

** Outlook provided as of January 31, 2017*

TRANSCAT® Trust in every measure

Upcoming Investor Relations Calendar

March 13-15	Roth Conference (Dana Point, CA)
March 29	Sidoti Spring Conference (NYC)
May 17-18	IDEAS East Conference (Boston)

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q3 FY 2017 TTM
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,587
+ Interest	117	130	234	247	595
+ Other Expense / (Income)	111	129	111	48	54
+ Tax Provision	2,014	2,462	2,397	1,883	2,356
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 7,592
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	5,902
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(54)
+ Noncash Stock Comp	343	527	507	359	391
Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 13,831**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness.
Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q3 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,647
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,610
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(54)
+Noncash Stock Comp	150	230	224	171	186
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,389
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,945
+Depreciation & Amortization	962	801	728	730	1,292
+Other (Expense) / Income	(27)	12	27	16	--
+Noncash Stock Comp	193	297	283	188	205
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,442
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,389
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,442
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 13,831**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness.

Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.